Debt	12 Months Ended
Jan. 31, 2012
Debt Disclosure [Abstract]
Debt
DEBT
As of January 31, 2012 and 2011, debt is comprised of the following:

	January 31,
	2012	2011
	(In thousands)
Convertible debt obligations	$2,195	$2,195
Term loan - new credit agreement:
Gross loan	597,000	—
Unamortized debt discount on term loan	(2,685)	—
Other debt	3,064	—
Term loan - prior facility	—	583,234
Total debt	599,574	585,429
Less: current portion	8,423	2,195
Total long-term debt	$591,151	$583,234

Convertible Debt Obligations
As of January 31, 2012 and 2011, CTI had $2.2 million aggregate principal amount of outstanding Convertible Debt Obligations (the “Convertible Debt Obligations”). The Convertible Debt Obligations are not secured by any assets of the Company and are not guaranteed by any of CTI's subsidiaries.
Each $1,000 principal amount of the Convertible Debt Obligations is convertible, at the option of the holder upon certain circumstances, into shares of CTI's common stock at a conversion price of $17.9744 per share (equal to a conversion rate of 55.6347 shares per $1,000 principal amount of Existing Convertible Debt Obligations), subject to adjustment for certain events.
The Convertible Debt Obligations are convertible upon the occurrence of certain events, including during any period, if following the date on which the credit rating assigned to the Convertible Debt Obligations by S&P is lower than “B-” or upon the withdrawal or suspension of the Convertible Debt Obligations rating at CTI's request. On August 19, 2010, S&P discontinued rating the Convertible Debt Obligations at which time they became convertible. Accordingly, the Convertible Debt Obligations are classified as current liabilities as of January 31, 2012 and 2011. The required redemption obligations in the succeeding five fiscal years are not significant to the Company.
Verint Credit Facilities
On May 25, 2007, Verint entered into a $675.0 million secured credit agreement (the "Prior Facility") with a group of banks to fund a portion of the acquisition of Witness Systems, Inc. ("Witness"). The Prior Facility comprised of a $650.0 million seven-year term loan facility and a $25.0 million six-year revolving line of credit. The borrowing capacity under the revolving line of credit was increased to $75.0 million in July 2010.
On April 29, 2011, Verint entered into a credit agreement (the “New Credit Agreement”) with a group of lenders (the “Lenders”) and Credit Suisse AG, as administrative agent and collateral agent for the Lenders (in such capacities, the “Agent”) and concurrently terminated the Prior Facility.
The New Credit Agreement provides for $770.0 million of secured senior credit facilities, comprised of a $600.0 million term loan maturing in October 2017 (the “Term Loan Facility”) and a $170.0 million revolving credit facility maturing in April 2016 (the “Revolving Credit Facility”), subject to increase (up to a maximum increase of $300.0 million) and reduction from time to time according to the terms of the New Credit Agreement. As of January 31, 2012, Verint had no outstanding borrowings under the Revolving Credit Facility.
The majority of the Term Loan Facility proceeds were used to repay all $583.2 million of outstanding term loan borrowings under the Prior Facility at the closing date of the New Credit Agreement. There were no outstanding borrowings under the prior revolving credit facility at the closing date.
The New Credit Agreement included an original issuance Term Loan Facility discount of 0.50%, or $3.0 million, resulting in net Term Loan Facility proceeds of $597.0 million. This discount is being amortized as interest expense over the term of the Term Loan Facility using the effective interest method.
Loans under the New Credit Agreement bear interest, payable quarterly or, in the case of Eurodollar loans with an interest period of three months or shorter, at the end of any interest period, at a per annum rate of, at Verint's election:

•
in the case of Eurodollar loans, the Adjusted London Interbank Offered (“LIBO”) Rate plus 3.25% (or if Verint's corporate ratings are at least BB- and Ba3 or better, 3.00%). The “Adjusted LIBO Rate” is the greater of (i) 1.25% per annum and (ii) the product of the LIBO Rate and Statutory Reserves (both as defined in the New Credit Agreement), and

•
in the case of Base Rate loans, the Base Rate plus 2.25% (or if Verint's corporate ratings are at least BB- and Ba3 or better, 2.00%). The “Base Rate” is the greatest of (i) the Agent's prime rate, (ii) the Federal Funds Effective Rate (as defined in the New Credit Agreement) plus 0.50% and (iii) the Adjusted LIBO Rate for a one-month interest period plus 1.00%.

Verint incurred debt issuance costs of $14.8 million associated with the New Credit Agreement, which have been deferred and classified within “Other assets.” The deferred costs are being amortized as interest expense over the term of the New Credit Agreement. Deferred costs associated with the Term Loan Facility were $10.2 million, and are being amortized using the effective interest rate method. Deferred costs associated with the Revolving Credit Facility were $4.6 million and are being amortized on a straight-line basis.
At the closing date of the New Credit Agreement, there were $9.0 million of unamortized deferred costs associated with the Prior Facility. Upon termination of the Prior Facility and repayment of the prior term loan, $8.1 million of these fees were expensed as a loss on extinguishment of debt. The remaining $0.9 million of these fees were associated with Lenders that provided commitments under both the new and the prior revolving credit facilities, which remained deferred and are being amortized over the term of the New Credit Agreement.
During the fiscal year ended January 31, 2012, Verint incurred $0.5 million of fees to secure waivers of certain provisions of the New Credit Agreement which allowed it to structure the financing for one of its business combinations in a favorable manner, $0.2 million of which were deferred and will be amortized over the remaining term of the New Credit Agreement and $0.3 million of which were expensed as incurred.
As of January 31, 2012, the interest rate on the Term Loan Facility was 4.50%. Including the impact of the 0.50% original issuance Term Loan Facility discount and the deferred debt issuance costs, the effective interest rate on Verint's Term Loan Facility was approximately 4.91% as of January 31, 2012.
Verint incurred interest expense on borrowings under its credit facilities of $28.1 million, $26.2 million and $22.6 million during the fiscal years ended January 31, 2012, 2011 and 2010, respectively. Verint also recorded $2.8 million, $2.8 million and $1.9 million during the fiscal years ended January 31, 2012, 2011 and 2010, respectively, for amortization of deferred debt issuance costs, which is reported within "Interest expense." Included in the deferred debt-related cost amortization for the fiscal years ended January 31, 2011 and 2010 were $0.3 million and $0.1 million, respectively, of additional amortization associated with unscheduled principal repayments in those fiscal years. During the fiscal year ended January 31, 2012, Verint also recorded $0.3 million for amortization of the original issuance term loan discount, which is reported within “Interest expense.”
Verint is required to pay a commitment fee with respect to undrawn availability under the Revolving Credit Facility, payable quarterly, at a rate of 0.50% per annum, and customary administrative agent and letter of credit fees.
The New Credit Agreement requires Verint to make term loan principal payments of $1.5 million per quarter through August 2017, beginning in August 2011, with the remaining balance due in October 2017. Optional prepayments of the loans are permitted without premium or penalty, other than customary breakage costs associated with the prepayment of loans bearing interest based on LIBO Rates and a 1.0% premium applicable in the event of a Repricing Transaction (as defined in the New Credit Agreement) prior to April 30, 2012. The loans are also subject to mandatory prepayment requirements with respect to certain asset sales, excess cash flow (as defined in the New Credit Agreement), and certain other events. Prepayments are applied first to the eight immediately following scheduled term loan principal payments, and then pro rata to other remaining scheduled term loan principal payments, if any, and thereafter as otherwise provided in the New Credit Agreement.
Verint Systems' obligations under the New Credit Agreement are guaranteed by substantially all of Verint's domestic subsidiaries and certain foreign subsidiaries that have elected to be disregarded for U.S. tax purposes and are secured by security interests in substantially all assets of Verint and its guarantor subsidiaries, subject to certain exceptions. Verint's obligations under the New Credit Agreement are not guaranteed by CTI and are not secured by any of CTI's assets.
The New Credit Agreement contains customary negative covenants for credit facilities of this type, including limitations on Verint and its subsidiaries with respect to indebtedness, liens, nature of business, investments and loans, distributions, acquisitions, dispositions of assets, sale-leaseback transactions and transactions with affiliates. Accordingly, the New Credit Agreement precludes Verint Systems from paying cash dividends and limits its ability to make asset distributions to its stockholders, including CTI. The New Credit Agreement also contains a financial covenant that requires Verint to maintain a Consolidated Total Debt to Consolidated Earnings before Interest, Taxes, Depreciation and Amortization (“EBITDA”) (each as defined in the New Credit Agreement) leverage ratio until July 31, 2013 of no greater than 5.00 to 1 and, thereafter, of no greater than 4.50 to 1. The limitations imposed by the covenants are subject to certain exceptions. As of January 31, 2012, Verint was in compliance with such requirements.
The New Credit Agreement also contains a number of affirmative covenants, including a requirement that Verint submit consolidated financial statements to the Lenders within certain periods after the end of each fiscal year and quarter.
The New Credit Agreement provides for customary events of default with corresponding grace periods, including failure to pay principal or interest under the New Credit Agreement when due, failure to comply with covenants, any representation or warranty made by Verint proving to be inaccurate in any material respect, defaults under certain other indebtedness of Verint or its subsidiaries, a Change of Control (as defined in the New Credit Agreement) of Verint, and certain insolvency or receivership events affecting Verint or its significant subsidiaries. Upon an event of default, all of Verint's indebtedness under the New Credit Agreement may be declared immediately due and payable, and the Lenders' commitments to provide loans under the New Credit Agreement may be terminated.
Other Verint Indebtedness
In connection with Verint's August 2, 2011 business combination, Verint assumed approximately $3.3 million of development bank and government debt in the Americas region. This debt is payable-in-periods through February 2017 and bears interest at varying rates. As of January 31, 2012, the majority of this debt bears interest at an annual rate of 7.00%. The carrying value of this debt was approximately $3.1 million as of January 31, 2012.
Debt maturities
The Company’s debt maturities are as follows:

Fiscal years ending January 31:
(In thousands)
2013	$8,423
2014	6,624
2015	6,735
2016	6,706
2017	6,771
2018 and thereafter	567,000
$602,259